Effective immediately, the sub-section entitled “Performance Information” beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

Performance information prior to June 1, 2008, reflects time periods when the fund had a policy of investing at least 80% of its net assets in union-sensitive and labor-sensitive companies. This policy was eliminated effective June 1, 2008.

The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the three-month period ended March 31, 2010 was 7.12%. During the period(s) shown in the bar chart, the highest quarterly return was 15.30% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (21.23)% (for the calendar quarter ended December 31, 2008).
Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	20.18%	0.65%	(1.43)%
C Shares	23.13%	1.03%	(1.56)%
I Shares	25.24%	2.01%	(0.60)%
W Shares	N/A	N/A	N/A
R1 Shares	24.25%	1.28%	(1.30)%
R2 Shares	24.81%	1.79%	(0.80)%
R3 Shares	25.13%	2.03%	(0.56)%
R4 Shares	25.47%	2.30%	(0.31)%
A Shares	17.96%	0.54%	(1.49)%
Returns After Taxes on Distributions
A Shares	17.43%	0.27%	(1.67)%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	12.37%	0.47%	(1.28)%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Standard & Poor's 500 Stock Index	26.46%	0.42%	(0.95)%

MFS Blended Research Core Equity Fund

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Effective immediately, the sub-section entitled “Performance Information” beneath the main heading “Other Information" is restated in its entirety as follows:

Performance Information

All performance information shown in the “Bar Chart” and the “Performance Table” reflects any applicable fee and expense waivers in effect during the periods shown; without these, the performance would have been lower.

From time to time, the fund may receive proceeds from litigation settlements, without which performance would be lower.

The “Bar Chart” shows changes over time in the annual total return of the fund's Class A shares for the past ten calendar years, and assumes the reinvestment of distributions.  The return of the fund’s other classes of shares will differ from the Class A share returns shown in the bar chart, depending upon the expenses of those classes.

The 2003 total return shown in the "Bar Chart" includes proceeds received by the fund from a non-recurring litigation settlement. Excluding the effect of this payment, the fund's 2003 annual total return would have been lower.

The “Performance Table” shows how the average annual total returns of each class of shares of the fund, before the deduction of taxes, compare to a broad measure of market performance, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. In addition, for Class A shares, this table shows average annual total returns after the deduction of taxes on distributions, such as capital gains and income distributions, and after the deduction of taxes on both distributions and on redemption of shares, assuming that the shares are redeemed at the end of the periods for which returns are shown.

Class B shares convert to Class A shares approximately eight years after purchase; therefore, returns for the period after conversion reflect the performance of Class A shares.

A portion of the 10-year returns shown in the "Performance Table" includes proceeds received by the fund from unrelated non-recurring events.

The fund commenced investment operations on January 14, 1994, with the offering of Class I shares, and subsequently offered Class A shares on August 7, 1997; Class B and Class C shares on August 11, 1997; and Class R1, Class R2, Class R3, and Class R4 shares on September 2, 2008. Class W shares have not commenced investment operations as of the date of this prospectus.

Performance for Class R1, Class R2, Class R3, and Class R4 shares includes the performance of the fund’s Class A shares, adjusted to take into account differences in sales loads and class specific operating expenses (such as Rule 12b-1 fees), if any, for periods prior to their offering.